SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549
                                  FORM 8-K
                               CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) January 26, 1999
                                             ----------------

                          Beverly National Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


A Massachusetts Corporation         33-22224-B         04-2832201
-------------------------------    ------------       -------------------
(State or other jurisdiction of    (Commission        (IRS Employer
 incorporation or organization)    File Number)        Identification No.)

240 Cabot Street  Beverly, Massachusetts                   01915
----------------------------------------                 ----------
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (978) 922-2100
                                                   --------------

                           BEVERLY NATIONAL CORPORATION

Item 1.  Changes in control of Registrant
         --------------------------------
             None

Item 2.  Acquisition and Disposition of Assets
       	 -------------------------------------
             None

Item 3.  Bankruptcy and Receivership
       	 ---------------------------
             None

Item 4.  Changes in Registrant's Certified Accountant
       	 --------------------------------------------
             None

Item 5.  Other Events
       	 ------------
         On January 26, 1999, Beverly National Corporation issued the following press release relating to earnings and dividend payment.

Item 6.  Resignation of Registrant's Directors
         -------------------------------------
             None

Item 7.  Financial Statements and Exhibits
         ---------------------------------
             None

Item 8.  Changes in Fiscal Year
         ----------------------
             None

FOR IMMEDIATE RELEASE                             Contact: Peter E. Simonsen
                                                           978-922-2100
                                                           Martha A. Lewis
                                                           978-922-2100

                  BEVERLY NATIONAL BANK POSTS YEAR-END PROFITS


BEVERLY, Mass., January 25, 1999 -- Lawrence M. Smith, President and Chief Executive Officer of Beverly National Corporation and its subsidiary, Beverly National Bank, announced today that Beverly National Corporation reported profits of $2,139,911 for the twelve-month period which ended
December 31, 1998.

Smith further reported that the Board of Directors has approved a dividend increase of $.02 per share to all shareholders of record January 19, 1999. This increases the regular quarterly dividend to $.14 per share which is payable January 26, 1999.

Beverly National Bank, a subsidiary of Beverly National Corporation, is headquartered in Beverly, MA, and operates full-service branch offices at Cummings Center -- Beverly, North Beverly, Hamilton and Topsfield. The Bank offers a full array of consumer products and services including full electronic banking, financial planning, trust and investment services and business specialties. Incorporated in 1802, Beverly National Bank is the oldest community bank in the U.S. The Bank's deposits are insured by the FDIC in accordance with the Federal Deposit Insurance Act.

                                    ###

                        Beverly National Corporation
                             December 31, 1998


Year to Date                          1998        1997
                                   ----------  ----------
 Net Income                        $2,139,911  $2,170,013
                                   ==========  ==========
 Basic Shares Outstanding           1,540,943   1,476,632
                                   ==========  ==========
 Net Income per share              $     1.39  $     1.47
                                   ==========  ==========
 Diluted Shares Outstanding         1,721,177   1,644,832
                                   ==========  ==========
 Net income per share              $     1.24  $     1.32
                                   ==========  ==========

Fourth Quarter

 Net Income                        $  665,968  $  705,798
                                   ==========  ==========
 Basic Shares Outstanding           1,540,943   1,476,632
                                   ==========  ==========
 Net Income per share              $     0.43  $     0.48
                                   ==========  ==========
 Diluted Shares Outstanding         1,721,177   1,644,832
                                   ==========  ==========
 Net income per share              $     0.39  $     0.43
                                   ==========  ==========

The 1997 Earnings Per Share calculations have been adjusted to reflect a 2-for-1 stock split on April 7, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Beverly National Corporation
                                           ----------------------------

Date: January 26, 1999                     /S/PETER E. SIMONSEN
      ----------------                     ---------------------------
                                           Peter E. Simonsen
                                           Treasurer